UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004
                                                --------------------------------


                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-109285                 56-193-0085
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)

          214 North Tryon Street, Charlotte, NC                     28255
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code (704) 386-2400
                                                  ------------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   Other Events
            ------------

On August 30, 2004, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-2, Class 1-CB-1, Class 1-CB-IO, Class 1-CB-R, Class 1-CB-PO, Class 2-A-1, Class 2-A-R, Class 2-A-IO, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 3-A-9, Class 3-A-10, Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14, Class 3-A-15, Class 3-A-16,
Class 3-A-17, Class 3-A-R1, Class 3-A-R2, Class 3-A-R3, Class 3-A-IO, Class 30-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $675,841,306. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated August 30, 2004, among the Registrant, Wells Fargo Bank, N.A., as master servicer, Wachovia Bank, National Association, as trustee and Wells Fargo Bank, N.A., as securities administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-2, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6 and Class P, having an aggregate initial principal balance of $24,353,324 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 96.52% undivided interest in a trust (the "Trust"), consisting principally of three pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as five separate REMICs for federal income tax purposes (each, a "REMIC"). The Offered Certificates (other than the Class 30-PO, Class 1-CB-R, Class 2-A-R, Class 3-A-R1, Class 3-A-R2 and Class 3-A-R3 Certificates) and the Private Certificates (other than the Class P Certificates) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 30-PO Components shall also constitute "regular interests" in the Upper-Tier REMIC 1. The Uncertificated REMIC 1 Interests shall constitute the "regular interests" in REMIC 1 and the Class 1-CB-R Certificate shall be the sole class of "residual interests" in REMIC 1. The Uncertificated REMIC 2 Interests shall constitute the "regular interests" in REMIC 2 and the Class 2-A-R Certificate shall be the sole class of "residual interests" in REMIC 2. The Uncertificated REMIC 3 Interests shall constitute the "regular interests" in REMIC 3 and the Class 3-A-R1 Certificate shall be the sole class of "residual interests" in REMIC 3. The Uncertificated Middle-Tier Interests shall constitute the "regular interests in the Middle-Tier REMIC and the Class 3-A-R2 Certificate shall be the sole class of "residual interests" in the Middle-Tier REMIC. The Class 3-A-R3 Certificate shall be the sole class of "residual interests" in the Upper-Tier REMIC. The Class P Certificates represent an interest in the Grantor Trust created under the Agreement.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated August 30, 2004, among Banc of America Funding Corporation, Wells Fargo Bank, N.A., as master servicer, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC OF AMERICA FUNDING CORPORATION


August 30, 2004


                                    By:    /s/ Adam Glassner
                                        --------------------------------------
                                        Name:  Adam Glassner
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

   (EX-4)             Pooling and Servicing Agreement,                 E
                      dated August 30, 2004 among Banc
                      of America Funding Corporation,
                      Wells Fargo Bank, N.A., as
                      master servicer, Wachovia Bank,
                      National Association, as
                      trustee, and Wells Fargo Bank,
                      N.A., as securities
                      administrator.